November 13, 2017

DREYFUS VARIABLE INVESTMENT FUND

Opportunistic Small Cap Portfolio

(Initial and Service Shares)

Supplement to Summary and Statutory Prospectuses

dated May 1, 2017

The following information supersedes and replaces the second paragraph in "Portfolio Management" in the summary prospectus and the second paragraph in "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund is managed since June 2011 by a team of portfolio managers employed by Dreyfus and The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus. The team consists of David Daglio, the lead portfolio manager, James Boyd, Brian Duncan and Dale Dutile. Mr. Daglio, a senior managing director at TBCAM, has been the fund's primary or lead portfolio manager since February 2010. Messrs. Boyd and Dutile are each managing directors, equity research analysts and portfolio managers at TBCAM and have been portfolio managers of the fund since February 2010. Mr. Duncan is a director at TBCAM and has been a portfolio manager of the fund since November 2017.

The following information supersedes and replaces the third paragraph in "Fund Details – Management" in the statutory prospectus:

Investment decisions for the fund are made by a team of portfolio managers since June 2011. The team members are David Daglio, the lead portfolio manager, James Boyd, Brian Duncan and Dale Dutile. Mr. Daglio has been the primary or lead portfolio manager of the fund since February 2010 and is a senior managing director at TBCAM, where he has been employed since 1998. Mr. Boyd has been a portfolio manager of the fund since February 2010 and is a managing director, equity research analyst and portfolio manager at TBCAM, where he has been employed since 2005. Mr. Duncan has been a portfolio manager of the fund since November 2017 and is a director at TBCAM, where he has been employed since 2005. Mr. Dutile has been a portfolio manager of the fund since February 2010 and is a managing director, equity research analyst and portfolio manager at TBCAM, where he has been employed since July 2006.  Mr. Daglio, and Messrs. Boyd and Dutile, and Mr. Duncan, have been dual employees of TBCAM and Dreyfus since April 2001, December 2008 and December 2014, respectively, and manage the fund in their capacity as employees of Dreyfus.

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